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                                                                   EXHIBIT 10.39

                               AMENDMENT NO. 1 TO
                              STANDSTILL AGREEMENT

      THIS AMENDMENT NO. 1 (this "Amendment"), dated October 31, 2002, to the STANDSTILL AGREEMENT ("Agreement"), dated the 20th day of February 2002, is made by and between American Physicians Capital, Inc., a Michigan corporation ("ACAP"), on the one hand, and Stilwell Value Partners III, L.P., Stilwell Value Partners V, L.P., Stilwell Associates, L.P., Stilwell Partners, L.P., Stilwell Value, LLC, The Margaret de Fleur Foundation, Inc., and Joseph Stilwell (collectively, the "Stilwell Group"), and Spencer L. Schneider ("Stilwell Director") on the other.

      WHEREAS, ACAP, the Stilwell Group and the Stilwell Director have agreed that it is in their mutual interests to enter into this Amendment as hereinafter described.

      NOW, THEREFORE, in consideration of the premises and the representations, warranties, and agreements contained herein, and other good and valuable consideration, the parties hereto mutually agree as follows:

      1. Section 7 of the Agreement is hereby amended and restated in its entirety as follows:

      The Stilwell Group has requested that the ACAP Board shall authorize the repurchase of a sufficient number of its outstanding shares of common stock so that (i) the number of shares outstanding on December 31, 2002 is at least fifteen percent (15%) less than the number of shares outstanding on December 31, 2001, and (ii) the number of shares outstanding on December 31, 2003 is at least fifteen percent (15%) less than the number of shares outstanding on the earlier of (x) December 31, 2002 or (y) the date on which the number of shares outstanding was at least fifteen percent (15%) less than the number of shares outstanding on December 31, 2001. For purposes of this paragraph, outstanding shares shall mean all shares entitled to vote, and shall exclude all treasury shares. ACAP agrees that, in light of all factors its Board considers appropriate, the Board shall promptly consider increasing ACAP's existing share repurchase program and in particular consider the request of the Stilwell Group, and that the Board will further monitor such repurchase program during fiscal 2002 and 2003 in light of all relevant factors, including among others, whether ACAP's shares are trading below the book value per share of ACAP and its consolidated subsidiaries, the availability and alternative uses of ACAP's excess capital, regulatory considerations, the reaction of rating agencies to any proposed repurchase, and the market price of ACAP's shares. Notwithstanding the foregoing, ACAP shall not be required to authorize or consummate any repurchases described herein (i) if the ACAP Board determines in good faith that such action is not in the best interests of ACAP or its shareholders, or (ii) if any governmental regulatory agency threatens or commences regulatory action against ACAP or any of its subsidiaries as a direct or indirect result of such repurchases.

      2. Except as specifically set forth above, this Amendment shall not be deemed to amend the terms and conditions of the Agreement in any respect.

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      3. Unless otherwise defined to the contrary herein, all capitalized terms used in this Amendment shall have the meaning set forth in the Agreement.

      4. This Amendment may be executed in counterpart in accordance with
Section 17 of the Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

AMERICAN PHYSICIANS CAPITAL, INC.                /s/ Spencer L. Schneider
                                                 ------------------------------
                                                    Spencer L. Schneider

/s/ William B. Chesseman
---------------------------------------
By:  WILLIAM B. CHEESEMAN                        /s/ Joseph Stilwell
     President and CEO                           ------------------------------
                                                 Joseph Stilwell

STILWELL VALUE PARTNERS III, L.P.

/s/ Joseph Stilwell
---------------------------------------
By:  STILWELL VALUE LLC
General Partner, by Joseph Stilwell,
     Managing and Sole Member

STILWELL VALUE PARTNERS V, L.P.

/s/ Joseph Stilwell
---------------------------------------
By:  STILWELL VALUE LLC
General Partner, by Joseph Stilwell,
     Managing and Sole Member

STILWELL ASSOCIATES, L.P.

/s/ Joseph Stilwell
---------------------------------------
By:  STILWELL VALUE LLC
General Partner, by Joseph Stilwell
Managing and Sole Member

STILWELL PARTNERS, L.P.

/s/ Joseph Stilwell
---------------------------------------
By:  JOSEPH STILWELL
     General Partner

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STILWELL VALUE, LLC

/s/ Joseph Stilwell
---------------------------------------
By:  JOSEPH STILWELL
     Managing and Sole Member

THE MARGARET DE FLEUR
  FOUNDATION, INC.

/s/ Joseph Stilwell
--------------------------------------
By:  JOSEPH STILWELL
     President

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